AMENDMENT NO. 3 TO THE
                  SAN DIEGO GAS & ELECTRIC COMPANY
               NUCLEAR FACILITIES QUALIFIED CPUC
                   DECOMMISSIONING MASTER TRUST
                    AGREEMENT FOR SAN ONOFRE
                  NUCLEAR GENERATING STATIONS



This Amendment is entered into as of the 1st day of March, 1996, by and between San Diego Gas & Electric
Company, a corporation duly organized and existing under the laws of the State of California, and having its principal office at 101 Ash Street, San Diego, California 92101-3017 (the "Company), and State Street Bank and Trust Company, as Trustee, having its principal office at 1 Enterprise Drive, Quincy, Massachusetts 01171 (the "Trustee").

WHEREAS, Pursuant to Section 2.12 of the Nuclear Facilities Qualified CPUC Decommissioning Master Trust Agreement dated June 29, 1992 (the "Agreement") between San Diego Gas & Electric Company (the "Company") and the State Street Bank and Trust Company, as Trustee, the Company hereby amends the Agreement as follows;

NOW, THEREFORE, the parties agree as follows:

1. The representations set forth above are incorporated herein by this reference thereto.

2. The Agreement shall be amended by restating the first paragraph of Section 4.03 to read:

     "The Trustee shall be entitled to a compensation from the Master Trust as shown on Exhibit C1 attached hereto."

3. The Agreement shall be amended by restating the first sentence of the second paragraph of Section 4.03 as follows:

     "This fee schedule is effective through December 31, 1997 and may be extended with the approval of the Trustee."

4. The Agreement shall be amended by restating the first and second sentences of the fourth paragraph of section 4.03 to read as follows:

     "This fee schedule shall be effective through December 31, 1997 for all assets placed under the Trustee's investment discretion. After January 1, 1998, the fee schedule for assets placed under the Trustee's investment discretion shall be subject to renegotiation."

5. Except as set forth herein, the Agreement is hereby ratified and confirmed and remains in full force and effect.



IN WITNESS WHEREOF, the Company, the California Public Utilities
Commission, and the Trustee have set their Hands and seals to this Amendment to the Agreement as of March 1, 1996.



                         SAN DIEGO GAS & ELECTRIC COMPANY


                         By:_____________________________

                         Title:__________________________

                         Attest:_________________________

                         Title:__________________________


                         CALIFORNIA PUBLIC UTILITIES COMMISSION


                         By:_____________________________

                         Title:__________________________

                         Attest:_________________________

                         Title:__________________________


                         Accepted:

                         STATE STREET BANK AND TRUST COMPANY

                         By:_____________________________

                         Title:__________________________

                         Attest:_________________________

                         Title:__________________________











                                                        Exhibit C1



                   STATE STREET BANK AND TRUST COMPANY

                  MASTER TRUST SERVICES FEE SCHEDULE FOR

                      SAN DIEGO GAS & ELECTRIC NDT



FIXED INCOME PORTFOLIO

  I.  TRUST/CUSTODY CHARGES

      The following charges will be assessed on the month-end net asset value in U.S. dollars:

      .50 of one (1) basis point per annum to act as Custodial
      Trustee

 II.  PORTFOLIO ADMINISTRATION (ACCOUNTING, RECORDKEEPING &
      REPORTING)

      $6,000 per portfolio per annum

III.  PORTFOLIO ACTIVITY

      $15.00 per depository trade (DTC, FED, PTC)
      $35.00 per physical trade


EQUITY PORTFOLIO

  I.  TRUST/CUSTODY CHARGES

      The following charges will be assessed on the month-end domestic security holdings:

      $40.00 per holding per annum

 II.  PORTFOLIO ADMINISTRATION (ACCOUNTING, RECORDKEEPING &
      REPORTING)

      $  5,000 per portfolio per annum (SSGA managed)
      $15,000 per portfolio per annum (external manager)

III.  PORTFOLIO ACTIVITY

      $13.00 per depository trade (DTC, FED, PTC)
      $15.00 per depository trade (DTC, FED, PTC)
      $35.00 per physical trade




INTERNATIONAL PORTFOLIO

  I.  TRUST/CUSTODY CHARGES

      The following charges will be assessed on the month-end net asset value in U.S. dollars:

      Global Assets @ eighteen (18) basis points per annum

  I.  PORTFOLIO ADMINISTRATION (ACCOUNTING, RECORDKEEPING &
      REPORTING)

      $50,000 per portfolio per annum

 II.  PORTFOLIO ACTIVITY

      International Sub-Custodian Charges

                   Group A   Group B   Group C   Group D   Group E

     Transaction   ($)  25     45       60        70           100

     Holdings (bp)*   1.25   3.50     5.25      16.0          45.0


               Australia   Austria   Finland   Brazil    Argentina
               Canada      Belgium   Indonesia China    Bangladesh
               Cedel       Hong Kong Ireland   Czech      Botswana
               Denmark Netherlands Luxembourge Egypt Chile Euroclear Norway Malaysia Jamaica Columbia
               France      Sweden      Mexico   So. Korea   Cyprus
               Germany              Singapore  Philippines Ecuador
               Italy                Thailand   Portugal      Ghana
               Japan                           Sri Lanka    Greece
               Namibia                         Taiwan      Hungary
               New Zealand                     Turkey        India
               So. Africa                                   Israel
               Spain                                        Jordan
               Switzerland                                   Kenya
               United Kingdom                              Morocco
                                                          Pakistan
                                                              Peru
                                                            Poland
                                                           Tunisia
                                                           Uruguay
                                                         Venezuela
                                                            Zambia
                                                          Zimbabwe

* Based on the month-end value in U.S. dollars




OTHER CHARGES (Only if Applicable)

*  Plant (Plan) Accounting

   $735.00 per plant (plan) per annum

*  Short Term Investment Fund

   Annual administrative/management fees are netted out of yield

*  Out-of-Pockets

   Out-of-Pockets such as wires, courier, and communication charges are borne by the client

*  Stamp Duty and Registration

   Expenses paid to a third party for stamp duty and registration will be billed to the client

*  Foreign Exchange

   A charge of $75.00 will be assessed for each foreign exchange executed through a third party


ANALYTICS SERVICES

*  Performance Measurement

   $2,500 Per Portfolio

*  Investment Compliance Monitoring

   $750 Per Portfolio

















                   STATE STREET BANK AND TRUST COMPANY

                  MASTER TRUST SERVICES FEE SCHEDULE FOR

                      SAN DIEGO GAS & ELECTRIC NDT


                         DOMESTIC PRO FORMA


TRUST/CUSTODY CHARGES

Fixed Income

SGE2  Brown Brothers            19,900,000 * .50 bp         995.00
SGE3  Brown Brothers            49,769,000 * .50 bp       2,488.00
SGE4  Delaware                  88,438,000 * .50 bp       4,422.00
                                                          7,905.00

Equity

SGE1  Fidelity                  230 Holdings * $40.00     9,200.00
SGE6  State Street Global Advisors 600 Holdings * $40.00 24,000.00
                                                         33,200.00


PORTFOLIO ADMINISTRATION

SGE1  Fidelity                                           15,000.00
SGE2  Brown Brothers                                      6,000.00
SGE3  Brown Brothers                                      6,000.00
SGE4  Delaware                                            6,000.00
SGE6  State Street Global Advisors                        5,000.00
                                                         38,000.00

PORTFOLIO ACTIVITY

SGE1  Fidelity                  660 trades * $15.00       9,900.00
SGE2  Brown Brothers             30 trades * $15.00         450.00
SGE3  Brown Brothers             30 trades * $15.00         450.00
SGE4  Delaware                   60 trades * $15.00         900.00
SGE6  State Street Global Advisors 425 trades * $13.00    5,525.00
                                                         17,225.00

                                         TOTAL           96,330.00


ANALYTICS

5 Portfolios * (3,250.00)                                16,250.00




                    STATE STREET BANK AND TRUST COMPANY

                   MASTER TRUST SERVICES FEE SCHEDULE FOR

                         SAN DIEGO GAS & ELECTRIC NDT



                           INTERNATIONAL PRO FORMA



TRUST/CUSTODY CHARGES

Equity

SGE7  State Street Global Advisors  25,000,000 * 18 BP   45,000.00


PORTFOLIO ADMINISTRATION

SGE7  State Street Global Advisors                       50,000.00

PORTFOLIO ACTIVITY

SGE7  State Street Global Advisors 100 trades * $35.00    3,500.00
                                   25,000,000*    3 BP    7,500.00

                                         TOTAL          106,000.00


ANALYTICS

1 Portfolios * (3,250.00)                                 3,250.00